Dreyfus
100% U.S. Treasury
Long Term Fund
Annual Report


December 31, 1997

Dreyfus 100% U.S. Treasury Long Term Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on the Dreyfus 100% U.S. Treasury Long Term Fund. For its 12-month reporting period ended December 31, 1997, your Fund produced a total return of 11.69%, which reflects the change in the Fund's share price and dividends paid by the Fund during the period.* Income dividends of approximately $0.934 per share were paid during the 12-month period, which is equivalent to a distribution rate per share of 6.11%.**

   We want to take this opportunity to inform you about a special meeting of the Fund's shareholders to be held on April 15, 1998. At this meeting, we will consider changes to enable the Fund to expand its range of permissible investments and investment techniques. If shareholders approve these changes, the Fund will be required to invest at least 65% of its net assets in U.S. Treasury securities, instead of 100% of its assets as is currently required. The Fund would be permitted to invest the remainder of its net assets in other securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, and enter into repurchase agreements. The Fund would also be permitted to engage in options and futures transactions (primarily for hedging purposes) and lend portfolio securities. Any dividends attributable to income or gain derived from certain of these securities transactions might be subject to Federal income tax and to state and local taxes in certain states. If these changes are approved, the term "100%" will be removed from the Fund's name.

   If you would like to obtain a free copy of the Fund's Proxy Statement relating to these proposed changes, please call us at 1-800-645-6561.

Economic Review
   Inflation continues to surprise on the downside. Not since the oil price collapse in 1986 has it been so restrained. As the economy approached the end of its seventh uninterrupted year of expansion, inflation seemed to become even more subdued. During the last quarter of 1997, the 12-month pace of consumer price increases fell below the 2% level. Producer prices actually fell at an annual rate of 1.2% over the first 11 months of the year.

   An ongoing fear in financial markets has been that the Federal Reserve Board's (the "Fed") unremitting fight against inflation could lead to further increases in interest rates. Yet the Federal Open Market Committee (the "FOMC"), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the latest surge of economic growth. The last increase occurred on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Investor concern about additional monetary restraint centers on the low unemployment rate of just 4.6%, a 24-year low. In particular, there were fears that wages would rise at a rate that could rekindle inflation.

   Not surprisingly, an almost ideal economic climate -- plentiful jobs, low interest rates and dwindling inflation -- has put consumers in an optimistic mood. Though holiday retail sales were below expectations, spending in the third quarter grew at the strongest pace in five years. Since consumer spending accounts for two thirds of all economic activity, consumer attitudes are important indicators of future economic conditions. The Conference Board (a business-sponsored research group) reported in December that its Index of Consumer Confidence rose to its highest level since 1969. So far, the serious economic developments in Asia have not had an inhibiting effect on consumer attitudes.

   The Asian financial crisis, while bound to affect the import/export segment of our economy, may also afford the Fed additional flexibility in implementing monetary policy. While the Fed is concerned about the potential resurgence of inflation, lower-priced Asian imports and fewer exports from the U.S. to Asia may counteract any upward pressure on the rate of U.S. inflation. Moreover, with our economic expansion mature by any historical precedent (it's the second longest peacetime expansion in this century), a slackening in overseas demand for U.S. products, combined with the lower-priced imports, may curtail economic growth without additional monetary tightening by the Fed. In fact, you could question whether the Fed might adopt an easier policy. Asian countries will continue struggling to stabilize their currencies in relation to the U.S. dollar.
Perhaps the biggest uncertainty ahead is the extent to which the Asian turmoil will affect the U.S. economy. We are particularly vigilant for developments abroad that might have either negative or positive consequences for the portfolio.

Market Environment
   The last time we wrote to you (June 1997) we mentioned our optimism for lower rates in the bond market. We cited several factors then which remain in place: the balanced budget, globally attractive rates, a strong dollar, and declining commodity prices. Those factors have come to fruition, but to a much greater extent than even we had anticipated.

   The turmoil in Asia was the wild card that caused commodity prices to drop precipitously, drove the dollar stronger, and caused a flight to the U.S. bond market. We believe the peak in the crisis has passed, but the crisis is not over. The repercussions from Asia could reverberate well into 1998, which could manifest itself in the form of a general slowdown in world economic growth.

   Corporate securities came under pressure as the Asian crisis began unfolding. This effect was seen in the form of wider spreads versus comparable-maturity Treasuries because investors began to rethink whether they were being compensated enough for the increased risk of corporate securities.

Portfolio Overview
   Since the beginning of the summer when we became very bullish on the rate outlook in the U.S., we kept the Fund extended into the longer maturities of the Treasury market. Our yield curve outlook for most of the year was focused on a flatter yield curve. By the end of 1997, we had allocated more to the intermediate sector, reflecting our changing yield curve view.

   We have written to you in the past about Treasury Inflation Protected Securities ("TIPS"). Over the year, we successfully participated in TIPS. However, by the end of the year, we no longer held any investments in TIPS. Given our view of the world economies, we do not currently see the attractiveness of these securities. When the crisis in Asia settles down, we could expect commodity prices to stop falling (eventually Asian countries will need to resume commodity purchases) and we could see TIPS perform better on this news. We will be watching these events unfold and will adjust the portfolio accordingly.

   We want to thank you for choosing Dreyfus as your investment provider, and for choosing the Dreyfus 100% U.S. Treasury Long Term Fund. We want to assure you that we will continue to strive to provide you an attractive investment vehicle.
                                                     Sincerely,
                                                     /s/ Gerald E. Thunelius
                                                     Gerald E. Thunelius
                                                     Porfolio Manager
January 20, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. ** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.

Dreyfus 100% U.S. Treasury Long Term Fund                    December 31, 1997
-------------------------------------------------------------------------------
   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS 100% U.S.
         TREASURY LONG TERM FUND AND THE MERRILL LYNCH GOVERNMENTS,
             U.S. TREASURY, LONG-TERM (10 YEARS AND OVER) INDEX


                                                           $28,515
                                                           Merrill Lynch
                                                           Governments, U.S.
                                                           Treasury, Long-Term
                                                           (10 Years and Over)
                                                           Index*
Dollars
                                [GRAPH GOES HERE]

                                                           $25,502
                                                           Dreyfus
                                                           100% U.S. Treasury
                                                           Long Term Fund

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.


Average Annual Total Returns
-------------------------------------------------------------------------------

    One Year Ended              Five Years Ended              Ten Years Ended
   December 31, 1997            December 31, 1997            December 31, 1997
  -------------------          -------------------          -------------------
         11.69%                        8.30%                        9.81%

------------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus 100% U.S.Treasury Long Term Fund on 12/31/87 to a $10,000 investment made in the Merrill Lynch Governments, U.S. Treasury, Long-Term (10 Years and Over) Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests exclusively in U.S. Treasury securities. The Fund's portfolio of U.S Treasury securities will, under normal market conditions, have a dollar-weighted average maturity of greater than 10 years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Merrill Lynch Governments, U.S. Treasury, Long-Term
(10 Years and Over) Index is an unmanaged performance benchmark for Treasury securities with maturities of 10 years and over. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus 100% U.S. Treasury Long Term Fund
-------------------------------------------------------------------------------
Statement of Investments                                                                            December 31, 1997

                                                                                               Principal
Bonds and Notes--98.6%                                                                           Amount         Value
-------------------------------------------------------------------------------               -----------    ------------
U.S. Treasury Bonds--90.1%
   10 3/4%, 8/15/2005..........................................................             $  6,000,000     $  7,806,563
   11 3/4%, 11/15/2014.........................................................                8,800,000       13,120,250
   8 1/8%, 5/15/2021...........................................................                6,000,000        7,565,625
   7 5/8%, 2/15/2025...........................................................               20,000,000       24,287,500
   6 5/8%, 2/15/2027...........................................................               29,000,000       31,505,782
   6 1/8%, 11/15/2027..........................................................               36,000,000       37,012,500
                                                                                                             ------------
                                                                                                              121,298,220
                                                                                                             ------------
U.S. Treasury Coupon Strips--3.9%
   Zero Coupon, 11/15/2008.....................................................               10,000,000        5,296,206
                                                                                                             ------------
U.S. Treasury Notes--4.6%
   6 1/8%, 8/15/2007...........................................................                6,000,000        6,167,813
                                                                                                             ------------

TOTAL INVESTMENTS (cost $128,891,904)..........................................                    98.6%     $132,762,239
                                                                                                  ======     ============

CASH AND RECEIVABLES (NET).....................................................                     1.4%     $  1,930,110
                                                                                                  ======     ============

NET ASSETS.....................................................................                   100.0%     $134,692,349
                                                                                                  ======     ============


                        See notes to financial statements.

Dreyfus 100% U.S. Treasury Long Term Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                 December 31, 1997

                                                                                                Cost               Value
                                                                                             -------------     -------------
ASSETS:                       Investments in securities--
                                 See Statement of Investments..................               $128,891,904      $132,762,239
                              Cash.............................................                                          157
                              Interest receivable..............................                                    2,167,975
                              Receivable for shares of Beneficial Interest subscribed                                 13,346
                              Prepaid expenses and other assets................                                       19,604
                                                                                                                ------------
                                                                                                                 134,963,321
                                                                                                                ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       65,422
                              Payable for shares of Beneficial Interest redeemed                                     156,737
                              Accrued expenses.................................                                       48,813
                                                                                                                ------------
                                                                                                                     270,972
                                                                                                                ------------

NET ASSETS.....................................................................                                 $134,692,349
                                                                                                                ============

REPRESENTED BY:               Paid-in capital..................................                                 $145,505,717

                              Accumulated net realized gain (loss) on investments                                (14,683,703)

                              Accumulated gross unrealized appreciation
                                on investments.................................                                    3,870,335
                                                                                                                ------------
NET ASSETS.....................................................................                                 $134,692,349
                                                                                                                ============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                    8,805,860

NET ASSET VALUE, offering and redemption price per share.......................                                       $15.30
                                                                                                                      ======


                       See notes to financial statements.

Dreyfus 100% U.S. Treasury Long Term Fund
-------------------------------------------------------------------------------
Statement of Operations                                                                    Year Ended December 31, 1997

INVESTMENT INCOME

INCOME                        Interest Income.............................                                     $  9,370,212


EXPENSES:                     Management fee--Note 3(a)...................            $   772,520
                              Shareholder servicing costs--Note 3(b)......                412,784
                              Registration fees...........................                 42,477
                              Professional fees...........................                 37,751
                              Trustees' fees and expenses--Note 3(c)......                 36,199
                              Prospectus and shareholders' reports........                 17,308
                              Custodian fees--Note 3(b)...................                 16,135
                              Loan commitment fees--Note 2................                  1,332
                              Miscellaneous...............................                  5,761
                                                                                      -----------
                                   Total Expenses.........................              1,342,267
                              Less--reduction in management fee due to
                                undertaking--Note 3(a)....................               (310,909)
                                                                                      -----------
                                   Total Expenses.........................                                        1,031,358
                                                                                                              -------------


INVESTMENT INCOME--NET....................................................                                        8,338,854



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments.....             $1,154,534
                              Net unrealized appreciation (depreciation)
                                on investments............................              4,662,613
                                                                                      -----------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....................                                       5,817,147
                                                                                                             -------------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................                                     $14,156,001
                                                                                                             =============

                         See notes to financial statements.

Dreyfus 100% U.S. Treasury Long Term Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended           Year Ended
                                                                                       December 31, 1997     December 31, 1996
                                                                                       -----------------     -----------------
OPERATIONS:
   Investment income--net..................................................              $   8,338,854       $   9,186,815
   Net realized gain (loss) on investments.................................                  1,154,534          (4,046,518)
   Net unrealized appreciation (depreciation) on investments...............                  4,662,613          (4,328,970)
                                                                                         -------------       -------------
      Net Increase (Decrease) in Net Assets Resulting from Operations......                 14,156,001             811,327
                                                                                         -------------       -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net..................................................                 (8,338,854)         (9,238,211)
                                                                                         -------------       -------------

BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold...........................................                 68,522,044         44,268,429
   Dividends reinvested....................................................                  5,015,689          5,804,264
   Cost of shares redeemed.................................................                (80,030,736)       (52,722,888)
                                                                                         -------------       ------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions               (6,493,003)        (2,650,195)
      Total Increase (Decrease)                                                           -------------       ------------
      (Decrease) in Net Assets                                                                (675,856)       (11,077,079)

NET ASSETS:
   Beginning of Period.....................................................                135,368,205        146,445,284
                                                                                         -------------       ------------
   End of Period...........................................................               $134,692,349       $135,368,205
                                                                                         =============       ============


                                                                                             Shares             Shares
                                                                                         -------------      --------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold.............................................................                  4,754,904          3,020,450
   Shares issued for dividends reinvested..................................                    347,234            398,509
   Shares redeemed.........................................................                 (5,559,241)        (3,600,328)
                                                                                         -------------       ------------
      Net Increase (Decrease) in Shares Outstanding........................                   (457,103)          (181,369)
                                                                                         =============       ============



                         See notes to financial statements.

Dreyfus 100% U.S. Treasury Long Term Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                             Year Ended December 31,
                                                            ------------------------------------------------------
PER SHARE DATA:                                               1997       1996        1995        1994        1993
                                                            -------    -------     -------     -------     -------
   Net asset value, beginning of period...............       $14.61     $15.51      $13.26      $15.68      $14.37
                                                            -------    -------     -------     -------     -------

   Investment Operations:
   Investment income--net.............................         .93         .98         .96        1.01        1.03
   Net realized and unrealized gain (loss) on investments      .69        (.89)       2.25       (2.42)       1.31
                                                           -------     -------     -------     -------     -------
   Total from Investment Operations...................        1.62         .09        3.21       (1.41)       2.34
                                                           -------     -------     -------     -------     -------

   Distributions:
   Dividends from investment income--net..............        (.93)      (.99)       (.96)       (1.01)      (1.03)
                                                           -------    -------     -------      -------     -------
   Net asset value, end of period.....................      $15.30     $14.61      $15.51       $13.26      $15.68
                                                           =======    =======     =======      =======     =======

TOTAL INVESTMENT RETURN...............................       11.69%       .87%      24.91%       (9.18%)     16.59%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets............         .80%       .80%        .87%         .98%        .78%
   Ratio of net investment income to average net assets       6.48%      6.74%       6.69%        7.08%       6.65%
   Decrease reflected in above expense ratios due to
      undertakings by the Manager.....................         .24%       .19%        .05%         --          .09%
   Portfolio Turnover Rate............................      905.99%    765.13%     634.38%     1,213.04%    420.68%
   Net Assets, end of period (000's Omitted)..........    $134,692   $135,368    $146,445      $123,403   $215,157



                        See notes to financial statements.

Dreyfus 100% U.S. Treasury Long Term Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
   Dreyfus 100% U.S. Treasury Long Term Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued at the mean between quoted bid and asked prices.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $14,679,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1997. If not applied, $10,632,000 of the carryover expires in fiscal 2002 and $4,047,000 expires in fiscal 2004.

NOTE 2--Bank Line of Credit:
   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1997, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:
   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from January 1, 1997 through December 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary

Dreyfus 100% U.S. Treasury Long Term Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

expenses) exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $310,909 during the period ended December 31, 1997.

   (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1997, the Fund was charged $306,112 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1997, the Fund was charged $78,537 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended December 31, 1997, the Fund was charged $16,135 pursuant to the custody agreement.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:
   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1997, amounted to $1,222,545,749 and $1,239,513,632, respectively.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus 100% U.S. Treasury Long Term Fund
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus 100% U.S. Treasury Long Term Fund

   We have audited the accompanying statement of assets and liabilities of Dreyfus 100% U.S. Treasury Long Term Fund, including the statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus 100% U.S. Treasury Long Term Fund at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP
New York, New York
February 4, 1998





Important Tax Information (Unaudited)

   For State individual income tax purposes, the Fund hereby designates 100.00% of the ordinary income dividends paid during its fiscal year ended December 31, 1997 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

Dreyfus 100% U.S. Treasury
Long Term Fund
200 Park Avenue
New York, NY 10166


Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166


Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258


Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                     073AR9712